UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2011 (January 19, 2011)

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.   Completion of Acquisition or Disposition of Assets.

Completion of the Disposition of Nine Collegiate Housing Communities

As previously reported in a Current Report on Form 8-K which was filed with the Securities and Exchange Commission (“SEC”) on October 26, 2010, Education Realty Operating Partnership, LP and certain of its subsidiaries, each of which is an indirectly owned subsidiary of Education Realty Trust, Inc. (collectively, the “Company”), entered into two sales agreements, agreeing to sell a total of nine collegiate housing communities (collectively the “Dispositions”) to KAREP REIT I, Inc. (“KAREP”). On January 19, 2011, the Company completed the second of the two dispositions.  KAREP is not affiliated with the Company or its affiliates, and the Dispositions resulted from arm’s-length negotiations between the Company and KAREP.

In accordance with the terms of the first agreement, the Company sold the following four collegiate housing communities (the “Communities”) to KAREP on December 8, 2010:

•	The Gables, a 288-bed community serving Western Kentucky University in Bowling Green, Kentucky;

•	Western Place, a 504-bed community serving Western Kentucky University in Bowling Green, Kentucky;

•	Berkeley Place, a 480-bed community serving Clemson University in Clemson, South Carolina; and

•	The Pointe at Southern, a 528-bed community serving Georgia Southern University in Statesboro, Georgia.

The sales price for the Communities was approximately $38.7 million, and the Company received net proceeds of approximately $20.5 million after the repayment of related debt of $17.2 million and other closing costs. The foregoing description of the First Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the First Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 and which is incorporated herein by reference.

In accordance with the terms of the second agreement, the Company sold the following five collegiate housing communities (the “Additional Communities”) to KAREP on January 19, 2011:

•	Troy Place, a 408-bed community serving Troy University in Troy, Alabama;

•	The Reserve at Jacksonville, a 504-bed community serving Jacksonville State University in Jacksonville, Alabama;

•	The Reserve at Martin, a 384-bed community serving the University of Tennessee at Martin in Martin, Tennessee;

•	The Chase at Murray, a 408-bed community serving Murray State University in Murray, Kentucky; and

•	Clemson Place, a 288-bed community serving Clemson University in Clemson, South Carolina.

The sales price for the Additional Communities was approximately $46.1 million, and the Company received net proceeds of approximately $29.7 million after the repayment of related debt of $16.1 million and other closing costs. The foregoing description of the Second Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2010 and which is incorporated herein by reference.

1

The Company expects to use the net proceeds from the sales of the Communities and the Additional Communities to reduce outstanding debt, finance previously announced development projects at the University of Texas at Austin, Johns Hopkins University and the University of Connecticut and fund additional development and acquisition opportunities.

Safe Harbor Statement

The Company believes that certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements contained herein include, but are not limited to, statements regarding the Company’s expected use of the net proceeds from the sales of the Communities and the Additional Communities. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors and are not guarantees of future performance. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained in the Company’s filings with the SEC. The Company disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

2

Item 9.01.  Financial Statements and Exhibits.

(b)   Pro Forma Financial Information.

Page

Pro forma condensed consolidated balance sheet for Education Realty Trust, Inc. and subsidiaries as of September 30, 2010 (unaudited)	F-1

Pro forma condensed consolidated statement of operations for Education Realty Trust, Inc. and subsidiaries for the nine months ended September 30, 2010 (unaudited)	F-2

Pro forma condensed consolidated statement of operations for Education Realty Trust, Inc. and subsidiaries for the year ended December 31, 2009 (unaudited)	F-3

Pro forma condensed consolidated statement of operations for Education Realty Trust, Inc. and subsidiaries for the year ended December 31, 2008 (unaudited)	F-4

Pro forma condensed consolidated statement of operations for Education Realty Trust, Inc. and subsidiaries for the year ended December 31, 2007 (unaudited)	F-5

Notes to pro forma condensed consolidated financial statements (unaudited)	F-6

3

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated balance sheet
 As of September 30, 2010 (Unaudited)
(Dollars in thousands, except share and per share data)

	Education Realty Trust, Inc. (a)	Pro Forma Adjustments		Company Pro forma

Assets
Collegiate housing properties, net	$708,496	$(83,499)	b	$624,997
Assets under development	446	-		446
Corporate office furniture and equipment, net	869	-		869
Cash and cash equivalents	27,960	49,608	c	77,568
Restricted cash	6,488	(445)	d	6,043
Student contracts receivable, net	379	(33)	e	346
Management fee receivable from third party, net	395	-		395
Goodwill and other intangibles, net	3,070	-		3,070
Other assets	21,663	(601)	f	21,062
Total assets	769,766	(34,970)		734,796

Liabilities and stockholders' equity

Liabilities:
Mortgage loans, net of unamortized premium/discount	398,087	(33,282)	g	364,805
Accounts payable	287	-		287
Accrued expenses	19,721	(1,393)	h	18,328
Deferred revenue	14,499	(1,579)	i	12,920
Total liabilities	432,594	(36,254)		396,340

Commitments and contingencies	-	-		-

Redeemable noncontrolling interests	10,035	19	j	10,054

Equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 56,685,849 shares issued and outstanding at September 30, 2010	584	-		584
Preferred stock, $.01 par value, 50,000,000 shares authorized, no shares issued and outstanding	-	-		-
Additional paid in capital	415,429	-		415,429
Accumulated deficit	(88,876)	1,265	k	(87,611)
Total equity	327,137	1,265		328,402

Total liabilities and equity	$769,766	$(34,970)		$734,796

See accompanying notes to the pro forma condensed consolidated financial statements.
 .

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
 Nine months ended September 30, 2010 (Unaudited)
(Dollars in thousands, except for share and per share data)

	Education
	Realty	Pro Forma		Company
	Trust, Inc. (l)	Adjustments(m)		Pro Forma
Revenues:
Collegiate housing leasing revenue	$84,628	$10,917		$73,711
Other leasing revenue	77	—		77
Third-party development consulting services	1,675	—		1,675
Third-party management services	2,335	—		2,335
Operating expense reimbursements	11,017	—		11,017
Total revenues	99,732	10,917		88,815
Operating expenses:
Collegiate housing leasing operations	44,702	6,365		38,337
General and administrative	11,661	—		11,661
Depreciation and amortization	22,592	3,239		19,353
Loss on impairment	33,610	24,213		9,397
Reimbursable operating expenses	10,101	—		10,101
Total operating expenses	122,666	33,817		88,849
Operating loss	(22,934)	(22,900)		(34)
Nonoperating expenses:
Interest expense	16,653	1,384		15,269
Amortization of deferred financing costs	974	45		929
Interest income	(402)	(1)		(401)
Gain on extinguishment of debt	—	—		—
Total nonoperating expenses	17,225	1,428		15,797
Loss before equity in losses of unconsolidated entities, income taxes and discontinued operations	(40,159)	(24,328)		(15,831)
Equity in losses of unconsolidated entities	(242)	—		(242)
Loss before income taxes and discontinued operations	(40,401)	(24,328)		(16,073)
Income tax expense	268	1		267
Loss from continuing operations	(40,669)	(24,329)		(16,340)
Loss from discontinued operations	—	—		—
Net loss	(40,669)	(24,329)		(16,340)

Less: Net loss attributable to the noncontrolling interests	(429)	(406)	n	(23)
Net loss attributable to Education Realty Trust, Inc.	$(40,240)	$(23,923)		$(16,317)
Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common stockholders per share — basic and diluted:
Continuing operations	$(0.70)			$(0.29)
Discontinued operations	—			—
Net loss attributable to Education Realty Trust, Inc. common stockholders per share	$(0.70)			$(0.29)

Weighted average shares of common stock outstanding – basic and diluted	57,120,291			57,120,291

Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Loss from continuing operations, net of tax	$(40,240)			$(16,317)
Loss from discontinued operations, net of tax	—			—
Net loss	$(40,240)			$(16,317)
Distributions per share of common stock	$0.1500			$0.1500

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
Year ended December 31, 2009 (Unaudited)
(Dollars in thousands, except for share and per share data)

	Education
	Realty	Pro Forma		Company
	Trust, Inc. (o)	Adjustments (p)		Pro Forma
Revenues:
Collegiate housing leasing revenue	$113,077	$13,910		$99,167
Other leasing revenue	—	—		—
Third-party development consulting services	8,178	—		8,178
Third-party management services	3,221	—		3,221
Operating expense reimbursements	9,722	—		9,722
Total revenues	134,198	13,910		120,288
Operating expenses:
Collegiate housing leasing operations	57,317	8,044		49,273
General and administrative	15,752	—		15,752
Depreciation and amortization	29,089	4,363		24,726
Loss on impairment	1,726	—		1,726
Reimbursable operating expenses	9,722	—		9,722
Total operating expenses	113,606	12,407		101,199
Operating income	20,592	1,503		19,089
Nonoperating expenses:
Interest expense	24,585	2,832		21,753
Amortization of deferred financing costs	1,047	80		967
Interest income	(470)	(1)		(469)
Gain on extinguishment of debt	(830)	—		(830)
Total nonoperating expenses	24,332	2,911		21,421
Loss before equity in losses of unconsolidated entities, income taxes and discontinued operations	(3,740)	(1,408)		(2,332)
Equity in losses of unconsolidated entities	(1,410)	—		(1,410)
Loss before income taxes and discontinued operations	(5,150)	(1,408)		(3,742)
Income tax expense	1,920	14		1,906
Loss from continuing operations	(7,070)	(1,422)		(5,648)
Loss from discontinued operations	(21)	—		(21)
Net loss	(7,091)	(1,422)		(5,669)
Less: Net income (loss) attributable to the noncontrolling interest	164	(43	) q	207
Net loss attributable to Education Realty Trust, Inc.	$(7,255)	$(1,379)		$(5,876)
Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common stockholders per share — basic and diluted:
Continuing operations	$(0.18)			$(0.14)
Discontinued operations	—			—
Net loss attributable to Education Realty Trust, Inc. common stockholders per share	$(0.18)			$(0.14)

Weighted average shares of common stock outstanding – basic and diluted	40,495,558			40,495,558
Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Loss from continuing operations, net of tax	$(7,235)			$(5,856)
Loss from discontinued operations, net of tax	(20)			(20)
Net loss	$(7,255)			$(5,876)
Distributions per share of common stock	$0.36			$0.36

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
Year ended December 31, 2008 (Unaudited)
(Dollars in thousands, except for share and per share data)

	Education
	Realty	Pro Forma		Company
	Trust, Inc. (o)	Adjustments (p)		Pro Forma
Revenues:
Collegiate housing leasing revenue	$109,527	$12,541		$96,986
Other leasing revenue	7,145	4,021		3,124
Third-party development consulting services	8,303	—		8,303
Third-party management services	3,672	—		3,672
Operating expense reimbursements	10,796	—		10,796
Total revenues	139,443	16,562		122,881
Operating expenses:
Collegiate housing leasing operations	57,377	7,731		49,646
General and administrative	16,348	—		16,348
Depreciation and amortization	29,318	4,326		24,992
Loss on impairment of collegiate housing properties	1,633	—		1,633
Loss on impairment of goodwill	388	—		388
Reimbursable operating expenses	10,796	—		10,796
Total operating expenses	115,860	12,057		103,803
Operating income	23,583	4,505		19,078
Nonoperating expenses:
Interest expense	25,229	3,154		22,075
Amortization of deferred financing costs	992	149		843
Interest income	(373)	(6)		(367)
Gain on extinguishment of debt	4,360	—		4,360
Total nonoperating expenses	30,208	3,297		26,911
Income (loss) before equity in losses of unconsolidated entities, income taxes and discontinued operations	(6,625)	1,208		(7,833)
Equity in losses of unconsolidated entities	(196)	—		(196)
Income (loss) before income taxes and discontinued operations	(6,821)	1,208		(8,029)
Income tax expense	1,123	21		1,102
Income (loss) from continuing operations	(7,944)	1,187		(9,131)
Loss from discontinued operations	(131)	—		(131)
Net income (loss)	(8,075)	1,187		(9,262)
Less: Net income (loss) attributable to the noncontrolling interest	(128)	48	q	(176)
Net income (loss) attributable to Education Realty Trust, Inc.	$(7,947)	$1,139		$(9,086)
Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common stockholders per share — basic and diluted:
Continuing operations	$(0.28)			$(0.32)
Discontinued operations	—			—
Net loss attributable to Education Realty Trust, Inc. common stockholders per share	$(0.28)			$(0.32)

Weighted average shares of common stock outstanding – basic and diluted	28,512,777			28,512,777
Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Loss from continuing operations, net of tax	$(7,822)			$(8,961)
Loss from discontinued operations, net of tax	(125)			(125)
Net loss	$(7,947)			$(9,086)
Distributions per share of common stock	$0.82			$0.82

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
 Year ended December 31, 2007 (Unaudited)
(Dollars in thousands, except for share and per share data)

	Education
	Realty	Pro Forma		Company
	Trust, Inc. (o)	Adjustments (p)		Pro Forma
Revenues:
Collegiate housing leasing revenue	$87,534	$1,061		$86,473
Other leasing revenue	13,811	8,029		5,782
Third-party development consulting services	5,411	—		5,411
Third-party management services	3,391	—		3,391
Operating expense reimbursements	9,330	—		9,330
Total revenues	119,477	9,090		110,387
Operating expenses:
Collegiate housing leasing operations	43,034	676		42,358
General and administrative	14,561	—		14,561
Depreciation and amortization	32,119	4,452		27,667
Loss on impairment	—	—		—
Reimbursable operating expenses	9,330	—		9,330
Total operating expenses	99,044	5,128		93,916
Operating income	20,433	3,962		16,471
Nonoperating expenses:
Interest expense	26,957	3,149		23,808
Amortization of deferred financing costs	1,036	148		888
Interest income	(492)	(12)		(480)
Gain on extinguishment of debt	174	—		174
Total nonoperating expenses	27,675	3,285		24,390
Income (loss) before equity in losses of unconsolidated entities, income taxes and discontinued operations	(7,242)	677		(7,919)
Equity in losses of unconsolidated entities	(277)	—		(277)
Income (loss) before income taxes and discontinued operations	(7,519)	677		(8,196)
Income tax expense	258	3		255
Income (loss) from continuing operations	(7,777)	674		(8,451)
Income from discontinued operations	2,421	—		2,421
Net income (loss)	(5,356)	674		(6,030)
Less: Net income attributable to the noncontrolling interest	60	27	q	33
Net income (loss) attributable to Education Realty Trust, Inc.	$(5,416)	$647		$(6,063)
Earnings per share information:
Loss attributable to Education Realty Trust, Inc. common stockholders per share — basic and diluted:
Continuing operations	$(0.28)			$(0.30)
Discontinued operations	0.08			0.08
Net loss attributable to Education Realty Trust, Inc. common stockholders per share	$(0.20)			$(0.22)

Weighted average shares of common stock outstanding – basic and diluted	28,103,208			28,103,208
Amounts attributable to Education Realty Trust, Inc. – common stockholders:
Loss from continuing operations, net of tax	$(7,738)			$(8,385)
Loss from discontinued operations, net of tax	2,322			2,322
Net loss	$(5,416)			$(6,063)
Distributions per share of common stock	$0.82			$0.82

See accompanying notes to the pro forma condensed consolidated financial statements.

Education Realty Trust, Inc. and Subsidiaries
Notes to pro forma condensed consolidated financial statements (Unaudited)
 (Dollars in thousands)

1.	Basis of Presentation

On December 8, 2010 and January 19, 2011, the Company completed the Dispositions pursuant to the First Agreement and the Second Agreement, respectively. The unaudited pro forma financial information is presented to illustrate the effect of the Dispositions on the Company’s historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of September 30, 2010 and is based upon our historical statements after giving effect to the Dispositions as if they had occurred on September 30, 2010. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2010 and the years ended December 31, 2009, 2008 and 2007 are based upon our historical statements for such periods after giving effect to the Dispositions as if they had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with our historical consolidated financial statements and notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

The preparation of the unaudited pro forma consolidated financial information is based upon financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the Dispositions occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.

2.	Pro Forma Adjustments

The unaudited pro forma condensed consolidated balance sheet at September 30, 2010 reflects the following as if the transactions occurred on September 30, 2010:

a.	Reflects the Company’s unaudited condensed consolidated balance sheet as of September 30, 2010 as reported in our Form 10-Q as of September 30, 2010.
b.	Adjustment to reflect the decrease in the number of collegiate housing properties, net of the Communities and Additional Communities sold.
c.
Net cash received from the Dispositions after giving effect to the pay down of debt and payment of transaction costs at September 30, 2010. Includes the return of escrow funds in restricted cash. See note d below.

d.	Adjustment to reflect the return of escrows associated with the pay down of debt.
e.	Adjustment to reflect the decrease in student contracts receivable, net for the receivables sold.
f.	Adjustment to reflect the decrease in prepaid insurance and deferred financing fees associated with the pay down of debt.
g.	Pay down of debt with proceeds from the Dispositions.
h.	Adjustment to reflect the decrease in accrued expenses for the liabilities assumed by KAREP.
i.	Adjustment to reflect the decrease in deferred revenue for prepaid rent assumed by KAREP.
j.	Reflects the adjustment to redeemable noncontrolling interests for the approximate gain on the Dispositions described in note k below.
k.	Reflects the approximate gain on the Dispositions including the gain/loss on extinguishment of debt.

The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2010 reflects the following:

l.	Reflects the Company’s historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2010.
m.	Represents the Communities and Additional Communities’ historical unaudited condensed consolidated statements of operations for the nine months ended September 30, 2010.
n.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007 reflect the following:

o.	Reflects the Company’s historical condensed consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007.
p.	Represents the Communities and Additional Communities’ historical unaudited condensed consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007.
q.	Represents corresponding adjustment to noncontrolling interests related to pro forma adjustments to income/(loss) before noncontrolling interests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 25, 2011	By:	/s/ Randall H. Brown
Randall H. Brown
Executive Vice President, Chief Financial Officer, Treasurer and Secretary